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                               THE RESERVE FUND

     Supplement dated August 26, 1997, to prospectus dated July 31, 1997

The following information supplements and should be read in conjunction with the section of the Fund's prospectus entitled, "Shareholder Expenses".

The last sentence of the paragraph under the table entitled "Annual Fund Operating Expenses" should read as follows: See "Investment Management Agreement" on page 6.


Resrv Partners, Inc.
Distributor, 08/97